inuvo

INUV (NYSE American)

An Advertising Technology & Services Business with Proprietary, Patented Artificial Intelligence

August 2024

Safe Harbor Statement / Non-Disclosure

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company's management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company's ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

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AT INUVO,

We use AI to transform media buying. And make it better.

Our advanced LLM deciphers consumer intent by analyzing vast data, something traditional methods can't achieve. This enables precise and privacy-conscious advertising.

Through AI, we connect brands with their audiences more effectively, crafting smarter media solutions for a cookieless future.

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WHAT WE BUILT:

IntentKey® by Inuvo

- Inuvo built a **large-language model** that we use to generate custom models.
- Our LLM, IntentKey, is **trained by reading the open web**
- We organize this information into a **concept graph unique to each brand.**


OVER 110 BILLION PAGES OF CONTENT
with more than
1 million new URLs
added each day.
WWW
WWW
WWW
WWW
THE OPEN WEB

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WHAT WE DO:

Audience Targeting Using AI


HAPPENS IN MILLISECONDS
AI MATCHES CONCEPTS ACROSS MODELS
BUYING PLATFORM
AD
OWNS A SNORING DOG
CLIENT MODEL
TROUBLE SLEEPING
CLIENT SITE
BRACHY SYNDROME
SNORING DOG
SITE MODEL
PET HEALTH SITE
AI PLACES AD

1. Create

IntentKey creates concept graphs connecting thousands of topics & interests.

2. Build

IntentKey builds models based on concept graphs.

3. Match

IntentKey finds the media concepts that are most connected to brand concepts.

4. Activate

IntentKey models inform all media buying decisions.

INTENTKEY CUSTOM MODELS

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WHAT IT LOOKS LIKE:

Custom Models



ELECTRIC & HYBRID VEHICLES
Auto Safety
Toyota
Compact Car
Charging Station
Plug-In Hybrid
Electric Car
Toyota Prius
SUV
BMW
Tesla Model 3



LUXURY TRAVEL EXPERIENCES
Private Island
Air Travel
Europe
Yacht
All-Inclusive Resort
Santorini
Hotels & Lodging
Venice
Private Water Transportation

Available Daily Media Impressions
69.18M – 107.38M

Daily Audience Reach
3.63M – 4.66M

Available Daily Media Impressions
50.82M – 72.16M

Daily Audience Reach
2.34M – 3.14M

WHAT IT LOOKS LIKE:

Custom Models


BACK-TO-SCHOOL SUPPLIES
Good Morning America
Amazon Prime
Chromebook
K12 Education
Office Supplies
Whiteboard
Classroom Management
Walmart
Hobby Lobby
Teaching

Available Daily Media Impressions
66.56M-112.59M

Daily Audience Reach
4.57M-6.54M


BACK-TO-SCHOOL LUNCHES
Primary School
Vegetarian & Vegan
Snacks & Desserts
Vitamins
Bento
Recipes
Healthy Diet
Home Cookware
Social Media
Protein

Available Daily Media Impressions
72.79M-105.38M

Daily Audience Reach
3.21M-4.45M

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THE INUVO ADVANTAGE:

No Cookies, Cost-Savings, Constantly Refreshing

- No reliance on cookies
- 5-minute model updates for accurate discovery
- No additional data costs
- Real-time ad activation
- Cost efficient targeting reducing ad spend
- Dedicated Manage Service support team
- Self—Serve Support for any DSP
- Every ad impression event + full URL analyzed
- Integrated programmatic predictive measurement
- Access to 100% of the open web
- 19 patents, 6 pending

NEXT STEPS

HOW TO ACTIVATE:

Next Steps to Launch



Build IntentKey models
Check credit / trade references
Sign IO
Managed Services
Conduct kick-off call (if needed)
Launch campaign
Choose service plan
Self-Serve Support
Confirm DSP Seat ID, campaign goals, and target audience
Create custom IntentKey models
Share model, Deal ID (ready for your DSP), and insights login

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WHY NOW:

The Market Opportunity

US digital advertising spend projected at
$298 billion

https://www.oberlo.com/statistics/us-digital-ad-spending

Programmatic media is a
$168 billion
market

https://www.statista.com/statistics/278727/programmatic-display-ad-spend-in-the-us/

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WHO WE WORK WITH:

The Inuvo Client

Managed Services

16,000+

Mid-size agencies in the US & Canada

https://www.statista.com/statistics/184810/establishments-in-us-advertising-and-related-services/

Inuvo mid-size market penetration

1%

Self-Service

6

Major Holding companies

80%

Global Media Buying

70%+ Digital → **50%+** Programmatic

GTM Support

30+

Growing sales, marketing, & support teams

2024 Press Mentions

35+

THE INUVO CLIENT

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Exceed client goals on average by

67%

against competition

Sampling of Brands

- **Travel**: Miami, Southwest, Wynn Resorts, Arizona Office of Tourism, Disney
- **Non-Profit**: No Kid Hungry, American Heart Association, Make-A-Wish, City of Hope, St. Jude Children's Research Hospital
- **Technology**: Microsoft, dish, Sony Pictures, PlayStation, Bose
- **Retail**: CB2, overstock, Ride Up, 23andMe, Equinox, AMC Theatres
- **CPG**: Real California Milk, 19 Crimes, Marzetti
- **Auto**: Toyota, Mini
- **Education**: St. Olaf College, Tepper Carnegie Mellon University, Army National Guard, DMA Dallas Museum of Art
- **Finance**: Charles Schwab, Plante Moran, MoneyGram
- **Healthcare**: AARP, Progressive, Farm Bureau Insurance

THE MARKET IS CHANGING NOW

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An Attractive Growth Potential



Revenue level at which free cash flow turns positive
Quarterly Revenue in Millions
$27
$24
$21
$18
$15
$12
$9
$6
$3
$0
$7.6
$9.2
$12.9
$10.6
$12.6
$16.8
$19.7
$18.6
$22.6
$17.0
$17.3
$11.9
$16.7
$24.6
$20.9
$17.0
$18.2
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Q4-2021
Q1-2022
Q2-2022
Q3-2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4-2023
Q1-2024
Q2-2024

Compounded quarterly growth of 5.5% since Q2-2022, $2.4M cash, no debt, and a $10M borrowing facility.

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Investment Highlights

A Disruptive, Competitive Market

Inuvo operates in a $168B market, poised to take market share as the obsolescence of cookie & consumer data significantly impacts media spend.

Proven Performance

Inuvo not only solves privacy issues but is a more effective advertising solution overall, delivering performance that beats incumbent media by up to 67%.

Growth & Scalability

Growth expected to scale with new & existing clients + high margins/recurring revenue of SaaS business model.

Big Privacy Changes

Browser privacy started with Safari and Firefox, and Google Chrome is next, opening a window of opportunity for Inuvo's patented, cookieless technology.

Channel Agnostic

Inuvo serves across any digital device, format, and channel including video, mobile, connected TV, display, and native.

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Barry Lowenthal, President

Barry.Lowenthal@inuvo.com



Wally Ruiz, CFO

Wallace.Ruiz@inuvo.com



Investor Relations:
David K. Waldman/Natalya Rudman
Crescendo Communications, LLC
Email: INUV@crescendo-ir.com
Tel: (212) 671-1021